UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2012
Date of Report (Date of earliest event reported)

Annie’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1610 Fifth Street
Berkeley, CA 94710
(Address of principal executive offices, including zip code)

(510) 558-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2012, Annie’s, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) relating to the sale by certain stockholders of the Company (the “Selling Stockholders”) of 3,649,976 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), in a follow-on public offering of its Common Stock pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-182706) (the “Registration Statement”). The Shares include 476,084 shares of the Company’s Common Stock that will be purchased by the Underwriters (as defined below) pursuant to an overallotment option that was granted to the Underwriters under the terms of the Underwriting Agreement and exercised in full. Pursuant to the terms of the Underwriting Agreement, the closing of the sale of the Shares is to occur on August 6, 2012 at a purchase price per share paid to the Selling Stockholders of $37.39 (the offering price to the public of $39.25 per share minus the Underwriters’ discount).  The form of Underwriting Agreement, entered into by and among the Company, the Selling Stockholders, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, William Blair & Company, LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Canaccord Genuity Inc. (collectively, the “Underwriters”), is filed as Exhibit 1.1 hereto. The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company and the Selling Stockholders, and it provides that the Company and Selling Stockholders will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listings.

On August 2, 2012, Annie’s, Inc. (the “Company”) received a letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) advising that the Company did not comply with Sections 204.21 and 401.02 of the NYSE Listed Company Manual (the “Listed Company Manual”), which required that the Company notify the NYSE of the record date for its 2012 Annual Meeting of Stockholders at least ten days prior to such record date. The Letter was issued to the Company pursuant to Section 303A.13 of the Listed Company Manual. The Letter sets forth that in determining to issue the Letter and not initiate the delisting of the Company’s securities, the NYSE took into consideration, among other factors, that this is the first time that the Company has failed to satisfy the notice requirements of Sections 204.21 and 401.02 of the Listed Company Manual.

The Company confirms July 13, 2012 as the record date for its 2012 Annual Meeting of Stockholders, to be held on September 10, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

1.1
Form of Underwriting Agreement (incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (Registration Number 333-182706), filed with the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: August 3, 2012	By:	/s/ Kelly J. Kennedy

Kelly J. Kennedy

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1
Form of Underwriting Agreement (incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (Registration Number 333-182706), filed with the Securities and Exchange Commission)